Dwarf Technology Holdings, Inc. S-1/A
Exhibit 10.9

LISTING AGREEMENT

March 20, 2011

Party A:     Dwarf Technology Holdings, Inc., an Arizona Corporation

Party B:      EastBridge Investment Group Corp., an Arizona Corporation

Party C:       Ye Xizhen, an individual resident of the People’s Republic of China

Article 1 – Listing Service
Party B agrees to assist Party A to become a public filer under the rules of the US Securities and Exchange Commission.  This will include arranging for the stock of Party A to be listed on the OTCBB stock market; thereafter, in a few months or a year, when Party A’s net income exceeds RMB 25 million, Party B shall assist Party A in arranging for its stock to be listed on NASDAQ or New York Stock Exchange or AMEX stock market.

Article 2 – Authority and Preconditions
1.
 Party B’s authority includes consultations, negotiations involved in the listing, and the handling of relevant formalities; Party B shall have the right to decide how to list on a U.S. market for Party A, in any legal manner conforming to U.S. laws and relevant regulations thereof.

Before Party B starts the listing services, Party A must meet the following prerequisites:
a  Party A shall cause Hangzhou Dwarf Technology Ltd. (China Dwarf) to provide financial reports of 2008, 2009 and 2010 that are prepared by a Certified Public Accountant
b  Party A shall cause China Dwarf to provide quarterly financial reports by a   Certified Public Accountant every quarter starting from this quarter (fourth quarter financial report will be the annual financial report).

Article 3 – Terms and Conditions
Party B shall assist Party A to go public in nine months upon Party A’s fulfillment of the following and its successful completion of an SEC audit and reporting.
1.
 Successful completion of an SEC audit of its 2009 and 2010 financials in accordance with the US  GAAS (Generally Accepted Auditing Standards) and GAAP (Generally Accepted Accounting Principles).  Party A guarantees the net income of 2009 and 2010 according to the SEC audit will not be less than (            ) and (            ), respectively.  However, a margin of 20% is allowed.

2.	China Dwarf is free from material law suits or scandals, etc., which are detrimental to the intangible assets of Party A.
3.	China Dwarf shall complete a business plan in both Chinese and English within 60 days upon the signing of this agreement.
4.	China Dwarf shall complete a web site for listing purposes within 30 days upon the signing of this agreement.

8040 E. Morgan Trail, Suite 18, Scottsdale, Arizona, 85258 USA Tel: 480 966 2020, Fax: 480 966 0808

Article 4 – Party A’s and China Dwarf’s Protection of Party B’s Interest
1.	Party B agrees to bear the following expenses for the listing of Dwarf:
a.	Legal consulting expenses;
b.	Consulting expenses for the share structure planning of the holding company;
c.	Expenses to conduct a SEC audit for the fiscal year 2009 and 2010;
d.	SEC corporate finance pre-audit consultancy fee;
e.	SEC related application fees, road show (Party A shall bear its own traveling expenses) and investor relations fee;
f.	Consulting expenses for business lan and company web site for investors;
g.	Consulting expenses for share equity planning
h.	Registration expenses for the initial SEC clearance and stock certificate printing;
i.	Misc. market maker fees, and issuance of stock;
j.	Consulting fees for acquisitions, share capital and stock loans.

Article 5 – U.S., People’s Republic of China and Hong Kong Laws
Party A, Party B and Party C agree to abide by the laws of the United States of America (U.S.A.), People’s Republic of China and Hong Kong.

Article 6 – Listing Fees and Manner of Payment
Party A agrees to issue 3,000,000 shares of its common stock to Party B and 3,000,000 shares of its common stock to Party C.

The listing fee totals RMB 2 million in cash payment.  Party C agrees to pay to Party B RMB 500,000 as the first part of the listing fee, as follows:  RMB 200,000 will be paid upon the signing of this agreement; RMB 200,000 will be paid  when the audit begins; and RMB 100,000 will be paid when the audit has been completed and submitted to the SEC.

The remaining RMB 1.5 million will be paid from the capital raise.  The RMB will be converted to US dollars and wired to EastBridge’s bank account in the U.S.

Article 7 – Stock Transfer
Party A, Party B and Party C agree that Party B shall be allowed to transfer, at its discretion, or sell to any third party its shares of Party A held by Party B in any manner it chooses after the listing of Party A has been obtained from the SEC.

Article 8 – Treatment of Cash Fee and Stock Equity for Failure of Listing

When this agreement becomes effective:
1.
 If Dwarf fails to start or complete the audit or complete the listing process, and either of those failures is caused by Party A or by China Dwarf, Party A agrees that the cash payment paid to Party B is considered earned and not refundable.

2.
If Party A fails to be listed on the main board, and that failure is caused by Party B, Party B agrees to refund its cash payment to Party A within 3 days after Party B receives a written notification.

3.
If for any reason or for no reason, China Dwarf fails to be listed, Party A agrees not to list, and will cause China Dwarf not to be so listed, in any manner its shares in any stock market of the world within a year after the termination of this agreement.  Otherwise, Party A has to compensate Party B, or will cause Dwarf to so compensate, Party B for the loss.

4.	Party A agrees to provide advance notice of no less than 30 days to Party B to stop the listing effort.

8040 E. Morgan Trail, Suite 18, Scottsdale, Arizona, 85258 USA Tel: 480 966 2020, Fax: 480 966 0808

Article 9 – Consent to Invitation
Prior to the listing, in  order for Party B to make efficient introductions of China Dwarf to the U.S. investors and the stock market, Party A agrees and will cause China Dwarf to update Party B in a timely manner of its new business developments in order for Party B to understand more of Party A’s and China Dwarf’s business operation.

Article 10 – Confidentiality
Party A, Party B and Party C shall be liable for actively maintaining the confidentiality of the business secret of the other party including the terms of this agreement.

Article 11 – Applicable Law
Execution and interpretation o this Contract shall be governed by the laws of the People’s Republic of China and Hong Kong.

Article 12 – Dispute Settlement
For all disputes and differences relevant hereto or arising from performance hereof, the Parties shall first try to settle them through friendly consultation.  If no agreement is reached within 30 days of the date of the occurrence of the dispute or difference, either party may submit the dispute to Hong Kong International Arbitration Center for arbitration in accordance the then applicable arbitration rules.  The arbitration award shall be final and binding on both parties.

Article 13 – Entire Agreement
This Agreement shall be the final and complete contract between the parties, and shall supersede all previous agreements between the parties, oral or written.

Article 14 – Miscellaneous
If this agreement has versions of more than one language, the Chinese version shall govern in case of dispute or inconsistency between them.

Article 15- Effectiveness and Modification
This agreement shall become effective as of the date when it is signed by all parties.  The parties may modify or supplement this agreement in writing, and written modification of supplementation to this agreement signed by the parties shall be an integral part hereof, and shall have the same legal effect as this contract.

Article 16-Duplicates
This agreement shall be served in four copies, with each party holding two, each with the same legal effect.

8040 E. Morgan Trail, Suite 18, Scottsdale, Arizona, 85258 USA Tel: 480 966 2020, Fax: 480 966 0808

Party A (signature):	Party B (signature):

Authorized representative name,	Authorized representative name,

Zhang Mainfu	Keith Wong
Title: Chairman	Title: Chairman

Party C (signature):

Mr. Ye Xizhen

8040 E. Morgan Trail, Suite 18, Scottsdale, Arizona, 85258 USA Tel: 480 966 2020, Fax: 480 966 0808

美国上市委托合同

合同编号：220.v3

委托人：**杭州小矮人科技有限公司**（Hangzhou dwarf technology co Ltd）（以下简称甲方），中国注册公司。

丙方：甲方要求委托上市的甲方境内与境外控股公司称为丙方

甲方法人地址：中国浙江省杭州市文三路252号伟星大厦10楼 邮编：310012

联系电话：0571-89986080 传真：0571-89987678

受托人：EastBridge Investment Group Corp（中文名：美国东桥投资股份有限公司）（以下简称乙方），美国注册公司
法人地址： 8040 E. Morgan Trail, Unit 18, Scottsdale, Arizona, USA 85258
联系电话：480 966 2020，FAX 480 966 0808

合作人：叶希振{身份证 332621196305200178}协助甲乙丙方上市。（以下简称合作方），中国；联系电话：13967111114

第一条 委托事项

甲方委托乙方将丙方直接在美国上市：将丙方，经过乙方运作，先在美国证监会批准的OTCBB市场（小创业板）上市；然后，几个月或一年后，在丙方净利润达到人民币2500万以上时， 乙方保荐丙方到美国证监会批准的纳斯达克（NASDAQ）或全美交易所（New York Stock Exchange AMEX）升板挂牌交易。

第二条 处理委托上市事项的权限与前提条件

1、乙方的权限包括运作上市涉及的工作；代为办理有关的手续；使用符合美国法律及美国证券交易所相关规定的合法方式，使丙方最终在美国主板上市。
2、乙方办理本合同第一条约定的委托事项前，丙方须满足以下前提条件：
丙方向乙方提供 2008, 2009 及 2010 年度由丙方注册会计师出的财务报告。
丙方答应每一季度给乙方一份由本地注册会计师出的季度（第四季为年度）财务报告。

第三条 委托期限和條件

乙方在丙方能满足以下的条件下承诺在丙方成功完成美国审计及审计报告出后玖个月内完成丙方上市委托事项。由于丙方引起的延迟会加长上市时间。
1）丙方成功完成上市前以美国证监会为准确的2009及2010年财务审计；审计标准以美国证监会为准的GAAP及GAAS 会计标准。（GAAP及GAAS为美国审计，会计制度标准的英文简称）；甲方保证丙方能满足美国审计的2009，2010年税后收入结果不低于（ 万），（ 万），可以有上下20%的浮动；
2）丙方没有重大的诉讼，丑闻等不利丙方的无形负资产；
3）丙方在签合同后60天内完成中英文企业商业计划书；
4）丙方在签合同后30天内完成为企业上市用的英文新网站。

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第四条 甲丙方保护乙方利益

1）乙方同意承担丙方以下的上市前费用：

A) 提供一个能用作美国上市的境外控股公司（境外公司）为丙方上市用；
B) 一切上市法律费用，顾问费；
C) 境外公司上市前的股权策划，顾问费；
D) 美国证监会为准的两年（2009，2010）审计费；
E) 美国证监会审计前企业财务协调顾问费；
F) 美国证监会申请费，上市前后路演费（甲方车旅费自付），公关费；
G) 企业上市商业计划书， 上市公司网站策划，顾问费；
H) 上市股权策划，顾问费；
I) 上市葆荐费，股票印刷费，登记费；
J) 做市公关费；
K) 收购，扩股，股票贷款顾问费；

第五条 美国，中国，中国香港法律

甲乙丙三方同意遵守美国，中国，中国香港法律。

第六条 委托费用及支付方式

甲乙丙方同意境外公司股东股权比例应为：

甲方占境外公司总股权的 70%；乙方占境外公司总股权的 15%；叶希振占境外公司总股权的 15%；

乙方不拥有任何甲方在中国境内的股权；

现金委托费共为人民币 200 万；叶希振同意先付给乙方人民币 50 万作为部份现金委托费。付款方式为：20 万在签本委托合同时支付；20 万在美国审计师开始审计时支付；10 万在美国审计师完成审计报告及上交美国证监会申请书时支付。其余 150 万从融资款中支付。人民币应换成美金电汇到乙方美国东桥总公司帐号；

第七条 股票买卖

甲乙丙各方在美国证监会批准丙方上市后，在合法情况下， 可将持有的丙方股票以任何方式，在任何地方，自由流通买卖。

第八条 逾期，不能如期上市后现金费用处理

在本委托合同生效之後：

1) 如果因为甲或丙方原因不能如期开始或完成审计报告或完成上市工作时，甲方同意乙方不用退还已付的委托费用以作赔偿；

2) 如果因为乙方原因不能如期让丙方成功在美国主板上市， 乙方在收到甲方书面逾期通知后三天内退还甲方所付的美金；

3）不管任何原因，或没有原因，如果上市不成功，甲丙各方承诺，在书面通知乙方本合同已失效后一年内甲丙各方同意不会用直接或间接方法为丙方在世界上任何股票市场申请上市；否则，乙方有权要求甲或丙方赔偿乙方所应得的上市利益；

4）甲丙方同意在最少 30 天前以书面通知乙方任何停止上市工作的要求。

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第九条 同意邀请

在上市前，乙方为了更有效地将丙方的优势介绍给美国的投资者和股票市场，丙方同意邀请乙方参与其高管会议以了解公司的日常经营状况。

第十条 保密条款

甲、乙，丙三方对涉及对方的商业秘密均负有积极的保密义务。不能对第三者泄漏。然而，乙方为美国上市公司，乙方有权及有义务将本合同向美国证监会公报。
甲方如有涉及较大公司情况变化时，应及时向乙方报告。

第十一条法律的适用

本合同的执行与解释适用美国，中国，中华人民共和国香港特区法律。

第十二条 争议的解决

与本合同有关或因执行本合同所发生的一切争议及纠纷，甲乙丙各方应首先通过友好协商解决。若自争议或者纠纷发生日之后的三十天内未能通过协商解决，任何一方均可将该项争议提交美国，中国，中国香港法律 国际仲裁中心 按照当时适用的仲裁规则进行仲裁。仲裁裁决为最终裁决，对双方均具有法律约束力。

第十三条 完整的合同

本合同作为甲、乙双方最终的完整的合同，取代之前双方口头或书面的约定。

第十四条 其它约定事项

本合同如有多种文字共存的情况下，表述不一致或有争议时应以中文版为准。

第十五条 合同的生效,失效及修改

本合同自双方签字或盖章之日起生效。未尽事宜，双方可以以书面方式对本合同作出修改和补充，经双方签字盖章的有关本合同的修改合同和补充合同是本合同的组成部分，与本合同具有同等法律效力。

第十六条 本合同一式四份，甲乙双方各执两份，效力等同。

甲方（签章）：

授权代表名字，签名，职位：

张绵富，董事长

日期：2010 年 9 月 25 日

乙方（签章）：

授权代表名字，签名，职位

Keith Wong, 董事长

日期：2010 年 9 月 26 日

2010.9.25

合作人：叶希振

身份证 332621196305200178

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